                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/_/ Preliminary Proxy Statement
/_/ Confidential For Use of Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          MINERALS TECHNOLOGIES INC.
               --------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


               --------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.(1)

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No.:______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________


------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

              [Form of Letterhead of Minerals Technologies Inc.]

                                                                 April 9, 1999

Dear Fellow Stockholder:

         You are cordially invited to attend the 1999 Annual Meeting of Stockholders of Minerals Technologies Inc., which will be held on Thursday, May 27, 1999, at 2:00 p.m., in the Chase Bank building, 11th floor, Room C, 270 Park Avenue (between 47th and 48th Streets), New York, New York 10017.

         At this year's meeting, you will be asked to consider and to vote upon the election of three directors. Your Board of Directors unanimously recommends that you vote FOR the nominees.

         You will also be asked to ratify the appointment of KPMG LLP as our independent auditors for the 1999 fiscal year. The Board continues to be pleased with the services KPMG LLP has rendered to Minerals Technologies to date, and therefore unanimously recommends that you vote FOR this proposal.

         The two items upon which you will be asked to vote are discussed more fully in the Proxy Statement. We urge you to read the Proxy Statement completely and carefully so that you can vote your interests on an informed basis.

         Your vote is important! Whether or not you plan to attend the meeting, and regardless of the number of shares you own, your representation and vote are very important and your shares should be voted. Therefore, we urge you to complete, sign, date and return the enclosed proxy card promptly in the accompanying postage prepaid envelope. All shareholders of record, and many street name holders, may also vote by touchtone telephone or via the Internet, using the instructions on the proxy card. If you return a signed proxy without marking it, it will be voted in accordance with management's recommendations. You may, of course, attend the Annual Meeting and vote in person, even if you have previously submitted a proxy.

                                                       Sincerely,

                                                       /s/ Jean-Paul Valles
                                                       --------------------
                                                       Jean-Paul Valles
                                                       Chairman of the Board and
                                                       Chief Executive Officer

          This Proxy Statement is printed on paper containing precipitated calcium carbonate (PCC) produced by Minerals Technologies Inc.

                           MINERALS TECHNOLOGIES INC.

                              The Chrysler Building
                              405 Lexington Avenue
                          New York, New York 10174-1901

                  Notice of the Annual Meeting of Stockholders
                                  May 27, 1999


         The Annual Meeting of Stockholders of Minerals Technologies Inc., a Delaware corporation, will be held on Thursday, May 27, 1999, at 2:00 p.m., in the Chase Bank building, 11th Floor, Room C, 270 Park Avenue (between 47th and 48th Streets), New York, New York 10017, to consider and take action on the following items:

         (1)      the election of three directors;

         (2) a proposal to approve the appointment of KPMG LLP as independent auditors of Minerals Technologies for the 1999 fiscal year; and

         (3) such other business as may properly come before the meeting or any adjournment thereof.

         Stockholders of record as of the close of business on March 29, 1999, are entitled to notice of and to vote at the meeting.

                                          By order of the Board of Directors,

                                          /s/ S. Garrett Gray
                                          ------------------------
                                          S. Garrett Gray
                                          Secretary
New York, New York
April 9, 1999

--------------------------------------------------------------------------------
                                  IMPORTANT

   Whether or not you plan to attend in person, please vote by means of the enclosed proxy. We ask you to mark your choices, sign, date and return the proxy as soon as possible in the enclosed postage prepaid envelope. Alternatively, all shareholders of record, and many street name holders, can vote by touchtone telephone or via the Internet, using the instructions on the proxy card. If you return a signed proxy without marking it, it will be voted in accordance with management's recommendations. By promptly submitting a proxy, you will aid us in reducing the expense of additional proxy solicitation.

--------------------------------------------------------------------------------

                           MINERALS TECHNOLOGIES INC.
                              The Chrysler Building
                              405 Lexington Avenue
                          New York, New York 10174-1901

                                  April 9, 1999

                                 PROXY STATEMENT


         Minerals Technologies Inc. is sending this Proxy Statement and form of proxy to its stockholders on April 9, 1999 in connection with its Annual Meeting of Stockholders. The Annual Meeting will be held on Thursday, May 27, 1999, at 2:00 p.m., in the Chase Bank building, 11th Floor, Room C, 270 Park Avenue (between 47th and 48th Streets), New York, New York 10017. The Board of Directors asks you to submit a proxy for your shares so that even if you do not attend the meeting, your shares will be counted as present at the meeting and voted in accordance with your wishes.

         At the Annual Meeting, stockholders will vote on two questions: the election of directors, and ratification of the appointment of auditors. The Board of Directors unanimously recommends that you vote for each of the nominees for director, Steven J. Golub, William L. Lurie and Jean-Paul Valles; and for approval of the appointment of KPMG LLP to continue as our auditors.

         Holders of record of common stock of Minerals Technologies at the close of business on the Record Date, March 29, 1999, are entitled to vote at the meeting. As of February 1, 1999, Transamerica Corporation owned 13.5%, Pioneer Investment Management, Inc. owned 9.6%, FMR Corp. owned 6.5%, Wellington Management Company, LLP owned 6.4%, and William Blair & Company, LLC owned 6.4% of our common stock. No other person owned of record, or, to our knowledge, owned beneficially, more than 5% of our common stock.

         If you submit a proxy, you can revoke it at any time before it is voted by submitting a written revocation or a new proxy, or by voting in person at the Annual Meeting.


                         ITEM 1 -- ELECTION OF DIRECTORS

         The Board of Directors is divided into three classes. One class is elected each year for a three-year term. This year the Board has nominated three individuals, Steven J. Golub, William L. Lurie and Jean-Paul Valles, who are now directors of Minerals Technologies, to serve for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2002.

         The Board of Directors expects that the nominees will be available for election. If one or more nominees become unavailable, it is intended that the proxy would be voted for a nominee or nominees who would be designated by the Board of Directors, unless the Board reduces the number of directors.

         The Board of Directors unanimously recommends a vote FOR election of each of Steven J. Golub, William L. Lurie and Jean-Paul Valles as a Director.

Name and Age as of the                         Position, Principal Occupation,
May 27, 1999 Meeting Date                  Business Experience and Directorships
-------------------------                  -------------------------------------

                NOMINEES FOR DIRECTOR FOR TERMS EXPIRING IN 2002

Steven J. Golub . . . . .   53          Managing Director since 1986, and Chief
                                        Financial Officer since 1997, in the
                                        investment banking firm of Lazard Freres
                                        & Co. LLC. Director of Mineral
                                        Technologies since 1993. Member of the
                                        Audit Committee of the Board.

William L. Lurie . . . . .  68          Chairman of the Board of Eagle
                                        Geophysical, Inc., an international
                                        oilfield service company engaged in the
                                        acquisition of seismic information,
                                        since 1997. Co-chairman and a director
                                        of the Foundation for Prevention & Early
                                        Resolution of Conflicts Inc. since 1994.
                                        Executive Consultant to the Chairman of
                                        The Business Roundtable from 1993 to
                                        1994. President of The Business
                                        Roundtable from 1984 to 1993. Member of
                                        the board of directors of Intersystems,
                                        Inc. Director of Minerals Technologies
                                        since 1993. Member of the Compensation
                                        and Nominating Committee of the Board.

Jean-Paul Valles . . . . .  62          Chairman of the Board of Minerals
                                        Technologies since April 1989. Chief
                                        Executive Officer of Minerals
                                        Technologies since 1992. Member of the
                                        board of directors of Pfizer Inc., the
                                        National Association of Manufacturers,
                                        Junior Achievement of New York, Inc. and the New York Chapter of the French-American Chamber of Commerce in the U.S., Inc., and a member of the Board of Overseers of the Stern School of Business. Director of Minerals
                                        Technologies since 1989. Chair of the
                                        Executive Committee of the Board.

                      DIRECTORS WHOSE TERMS EXPIRE IN 2001

John B. Curcio . . . . . .  65          Retired Chairman and Chief Executive
                                        Officer, Mack Trucks, Inc. Vice Chairman and a director of Harvard Industries
                                        Inc., a manufacturer of automotive
                                        accessories, from 1985 to 1993. Member
                                        of the boards of directors of Bethlehem
                                        Steel Corporation and Integrated
                                        Component Systems, Inc., and director
                                        and Vice Chairman of the Board of Dallas
                                        Mavis Specialized Carrier Co. and of
                                        Jupiter Logistics de Mexico, S.A. de
                                        C.V. Director of Minerals Technologies
                                        since 1992. Chair of the Compensation
                                        and Nominating Committee of the Board
                                        and member of the Executive Committee of the Board.

Name and Age as of the                         Position, Principal Occupation,
May 27, 1999 Meeting Date                  Business Experience and Directorships
-------------------------                  -------------------------------------
William C. Steere, Jr. . . .62          Chairman of the Board of Pfizer Inc., an
                                        international health care company, since
                                        March 1992 and a member of its board of
                                        directors since 1987. Chief Executive
                                        Officer of Pfizer since 1991. Member of
                                        the board of directors of Dow Jones
                                        Inc., Texaco Inc., Metropolitan Life
                                        Insurance Company and the New York
                                        University Medical Center. Member of the board of overseers of Memorial
                                        Sloan-Kettering Cancer Center. Member of
                                        The Business Roundtable and a trustee of the New York Botanical Garden. Director of Minerals Technologies since 1992.
                                        Member of the Executive Committee and
                                        Audit Committee of the Board.

                      DIRECTORS WHOSE TERMS EXPIRE IN 2000

Paul M. Meister . . . . . . 46          Executive Vice President since March
                                        1998, and Senior Vice President-Chief
                                        Financial Officer since prior to 1993,
                                        of Fisher Scientific International Inc., a provider of scientific products and services. Senior Vice President of Abex,
                                        Inc., a provider of aerospace products
                                        and services, from 1992 to 1995. Member
                                        of the boards of directors of The
                                        General Chemical Group, Inc. and M & F
                                        Worldwide Corp. Director of Minerals
                                        Technologies since 1997. Member of the
                                        Compensation and Nominating Committee of the Board.

Michael F. Pasquale . . . . 52          Senior Vice President, Confectionery and
                                        Grocery, Hershey Foods Corporation since
                                        1999. President of Hershey Chocolate
                                        North America from 1995 to 1998,
                                        President of Hershey Chocolate USA from
                                        1994 to 1995, and Senior Vice President
                                        and Chief Financial Officer of Hershey
                                        Foods Corporation from 1988 to 1994.
                                        Member of the boards of directors of
                                        Hershey Foods Corporation and the
                                        National Confectioners Association and
                                        of the board of trustees of the American
                                        Management Association. Member of the
                                        President's Advisory Council of the
                                        Grocery Manufacturers of America.
                                        Director of Minerals Technologies since
                                        1992. Chair of the Audit Committee of
                                        the Board.

                 BOARD OF DIRECTORS, COMMITTEES AND COMPENSATION

         The Board of Directors met six times in 1998. All of the directors attended 75 percent or more of the meetings of the Board and committees on which they served in 1998.

The Compensation and Nominating Committee

         The Compensation and Nominating Committee consists of Mr. Curcio (Chair), Mr. Lurie and Mr. Meister, who are not employees of Minerals Technologies. The functions of the Compensation and Nominating Committee are to participate in the development of our compensation policies; to establish, and from time to time vary, the salaries and other compensation of our employee-directors and other elected officers; to review proposed changes in our compensation policy at all levels; and to bring forward the names of suitable candidates for election to the Board. The Compensation and Nominating
Committee met five times in 1998.

The Audit Committee

         The Audit Committee consists of Mr. Pasquale (Chair), Mr. Golub and Mr. Steere, who are not employees of Minerals Technologies. The functions of the Audit Committee are to recommend to the Board the independent public accountants to be selected to audit our annual financial statements and to approve any special assignments given to such accountants. The Audit Committee also reviews the planned scope of the annual audit and the independent accountants' internal control letter, any major accounting changes made or contemplated, and the effectiveness and efficiency of our internal accounting staff. In addition, the Audit Committee reviews the programs of our internal auditors, the results of their audits, and the adequacy of our system of internal financial controls and accounting practices. The Audit Committee met four times in 1998.

Director Compensation

Fees

         Each of the directors, other than directors who are officers or employees of Minerals Technologies, receives an annual retainer fee of $10,000 for serving as a director, $1,000 for serving as a member of a committee of the Board, and an additional $1,000 if serving as a committee chair. In addition, non-employee directors receive a fee of $2,000 for each meeting of the Board attended and $500 for each committee meeting attended. Directors also receive compensation pursuant to the plans described below.

Nonfunded Deferred Compensation and Unit Award Plan for Non-Employee Directors

         Under the Nonfunded Deferred Compensation and Unit Award Plan for Non-Employee Directors, directors who are not employees of Minerals Technologies, currently six individuals, have the right to defer their fees. At the director's election, his or her deferred fees will be credited to his or her account either as dollars or as units. Dollar balances in a director's account bear interest at a rate of return equal to the rate of return for the Fixed Income Fund in the Minerals Technologies Inc. Savings and Investment Plan. If a director elects to have his or her deferred fees credited to his or her account as units, the number of units credited is calculated by dividing the amount of the deferred fees by the closing price of our common stock as of the last business day prior to the date on which the fees would otherwise be paid. As a result, each unit has the same economic value as one share of common stock.

         Each non-employee director is credited with 400 units upon first joining the Board and with an additional 400 units each year as of the date of the Annual Meeting of Stockholders, plus 50 units each year for serving as a member of a committee of the Board and an additional 15 units for serving as chair of a committee. In addition, each member receives 15 units for attending any committee meeting and an additional 10 units for serving as chair of a committee meeting.

         The units in a director's account are increased by the value of any dividends on the common stock. In the case of cash dividends, the units are increased by a number calculated by multiplying the cash dividend per share times the number of units in the director's account on the related dividend record date and dividing the result by the closing market price of the common stock on such dividend record date. In the case of stock dividends, the units are increased by a number calculated by multiplying the stock dividend per share times the number of units in the director's account on the related dividend record date.

         At the time of the director's termination of service on the Board, the amount held in his or her account is payable in cash only. Payments are made in a lump sum or in installments, at the election of the director. Based on the director's prior election, as described above, the director receives either (i) the amount of his or her deferred fees plus accrued interest, or (ii) an amount determined by multiplying the number of units in his or her account by the closing market price of the common stock on the last business day prior to the date of payment.

Stock and Incentive Plan

         Directors are eligible under the Stock and Incentive Plan to receive options to purchase common stock, at the same time and on the same basis as options are granted to Minerals Technologies employees "across-the-board."


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Mr. Steere, a director of Minerals Technologies, is Chairman of the Board and Chief Executive Officer of Pfizer Inc. Dr. Valles, Chairman of the Board and Chief Executive Officer of Minerals Technologies, is a member of the Board of Directors of Pfizer Inc. During 1998, Pfizer Inc. made a series of purchases of calcium carbonate and granular lime from Minerals Technologies totaling approximately $336,000. These transactions were entered into by Minerals Technologies pursuant to arm's-length negotiations in the ordinary course of business and on terms that we believe to be fair.

         Mr. Golub, a director of Minerals Technologies, is Managing Director and Chief Financial Officer of Lazard Freres & Co. LLC. Minerals Technologies has engaged Lazard Freres to provide investment banking services from time to time with respect to a variety of financial matters. In addition, Lazard Freres acts as our broker in connection with our ongoing program of repurchases of a portion of our outstanding common stock. To obtain this business, Lazard Freres, in an arm's-length transaction, agreed to meet a competitive bid structured as a fixed commission on each share repurchased.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                      AND MANAGEMENT AS OF FEBRUARY 1, 1999

                                                                           Amount and
                                                                           Nature of                      Number of
    Title of                      Name and Address of                      Beneficial       Percent        Units
     Class                        Beneficial Owner(a)                     Ownership(b)      of Class      Owned(c)
   ---------                   -----------------------                  --------------     ---------     ----------
Common               Transamerica Corporation                          2,933,800 (d)         13.5%           --
                         600 Montgomery Street
                         San Francisco, CA 94111

                     Pioneer Investment Management, Inc.               2,090,607 (e)          9.6%           --
                         60 State Street
                         Boston, MA 02109

                     FMR Corp.                                         1,420,600 (f)          6.5%           --
                         82 Devonshire Street
                         Boston, MA 02109

                     Wellington Management Company, LLP                1,399,960 (g)          6.4%           --
                         75 State Street
                         Boston, MA 02109

                     William Blair & Company, LLC                      1,395,261 (h)          6.4%           --
                         222 West Adams Street
                         Chicago, IL 60606

                     J.-P. Valles                                        517,212 (i)          2.3%         32,685

                     P. R. Saueracker                                     84,661 (j)           *            1,549

                     A. Dulski                                            49,456 (k)           *              578

                     S. G. Gray                                           62,894 (l)           *              618

                     H. Crabtree                                          59,143 (m)           *            1,294

                     J. B. Curcio                                          1,900               *            1,817

                     S. J. Golub                                           3,100               *            3,910

                     W. L. Lurie                                           1,100               *            5,401

                     P. M. Meister                                         1,000               *            2,647

                     M. F. Pasquale                                        1,800               *            1,612

                     W. C. Steere, Jr.                                     1,400               *            5,614




(a) The address of each director and officer is c/o Minerals Technologies Inc., The Chrysler Building, 405 Lexington Avenue, New York, NY 10174-1901.

(b)      Sole voting and investment power, except as otherwise indicated.

(c) "Units," which entitle the officer or director to a cash benefit equal to the number of units in his or her account multiplied by the closing price of our common stock on the business day prior to the date of payment, have been credited to Messrs. Valles, Saueracker, Dulski, Gray and Crabtree under the Nonfunded Deferred Compensation and Supplemental Savings Plan, and to Messrs. Curcio, Golub, Lurie, Meister, Pasquale and Steere under the Nonfunded Deferred Compensation and Unit Award Plan for Non-Employee Directors (see "Board of Directors, Committees and Compensation--Director Compensation" above).

(d) Based on an amended statement on Schedule 13G dated February 12, 1999 and filed with the Securities and Exchange Commission on behalf of Transamerica Corporation ("Transamerica"), Transamerica Investment Services, Inc. ("TIS"), a registered investment adviser, Transamerica Insurance Corporation of California ("TICC"), an insurance company, and Transamerica Occidental Life Insurance Company ("Occidental"), an insurance company, with respect to beneficial ownership interests as of December 31, 1998. According to the Schedule 13G, Transamerica owns 170,000 shares of common stock directly, and 2,763,800 additional shares are beneficially owned by its subsidiaries, including 991,500 shares owned for the benefit of non-affiliate investment advisory clients of TIS. TIS is deemed to be the beneficial owner of 2,933,800 shares of common stock pursuant to separate arrangements whereby TIS acts as investment adviser to certain individuals and entities, some of which are also subsidiaries of Transamerica. Each of the individuals and entities for which TIS acts as investment adviser has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the securities purchased or held pursuant to such arrangements. The address of Transamerica is 600 Montgomery Street, San Francisco, CA 94111. The address of TIS, TICC and Occidental is 1150 South Olive Street, Los Angeles, CA 90015.

(e) Based on an amended statement on Schedule 13G dated January 11, 1999 and filed with the Securities and Exchange Commission on behalf of Pioneer Investment Management, Inc., also known as Pioneering Management Corporation, a registered investment adviser, with respect to beneficial ownership interests as of December 31, 1998.

(f) Based on a statement on Schedule 13G filed with the Securities and Exchange Commission on behalf of FMR Corp., Edward C. Johnson 3d, Abigail P. Johnson, Fidelity Management & Research Company and Fidelity Growth Company Fund dated February 1, 1999 with respect to beneficial ownership interests as of December 31, 1998. According to the Schedule 13G: Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp., is the beneficial owner of 1,403,900 of these shares (6.5% of the total outstanding) as a result of acting as investment advisor to several investment company funds; Fidelity Growth Company Fund, one such investment company fund, is the beneficial owner of 1,234,900 of these shares (5.7%); Fidelity Management Trust Company, a wholly-owned subsidiary of FMR Corp., is the beneficial owner of 16,700 of these shares as a result of its serving as investment manager of certain institutional accounts; members of the Edward C. Johnson family and trusts for their benefit form a controlling group with respect to FMR Corp.; Edward C. Johnson 3d, FMR Corp. and the investment company funds referred to above each has sole power to dispose of the 1,403,900 shares owned by such investment company funds; neither FMR Corp. nor Edward C. Johnson 3d has the sole power to vote or direct the voting of the shares owned by the investment company funds, which power resides with the funds' Boards of Trustees and which is carried out by Fidelity Management & Research Company under written guidelines established by such Boards of Trustees; and each of Edward C. Johnson 3d and FMR

         Corp., through its control of Fidelity Management Trust Company, has sole voting and dispositive power over the 16,700 shares beneficially owned by Fidelity Management Trust Company. The address of all of the foregoing entities and individuals is 82 Devonshire Street, Boston, Massachusetts 02109.

(g) Based on a statement on Schedule 13G dated December 31, 1998 and filed with the Securities and Exchange Commission on behalf of Wellington Management Company, LLP, a registered investment adviser, with respect to beneficial ownership interests as of December 31, 1998.

(h) Based on an amended statement on Schedule 13G dated March 17, 1999, and filed with the Securities and Exchange Commission on behalf of William Blair & Company, LLC, a broker-dealer and a registered investment adviser, with respect to beneficial ownership interests as of December 31, 1998.

(i) 75,757 of these shares are held by Dr. Valles and his wife as joint tenants, and Dr. Valles has shared investment and voting power with respect to those shares. 426,869 of these shares are subject to options which are currently exercisable.

(j) 80,059 of these shares are subject to options which are currently exercisable.

(k) 46,315 of these shares are subject to options which are currently exercisable.

(l) 210 of these shares are held in the name of family members, and Mr. Gray disclaims any beneficial interest in those shares. 56,057 of these shares are subject to options which are currently exercisable.

(m) 54,439 of these shares are subject to options which are currently exercisable.

*        Less than 1%

All directors and executive officers as a group (14 persons) own 823,008 shares of common stock (including 699,858 shares subject to options which are currently exercisable), representing approximately 3.7% of the class, and 58,429 units.

                       COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

         This table shows the cash and other compensation paid or accrued for services to Minerals Technologies and its subsidiaries by the Chairman and Chief Executive Officer and the four other most highly compensated executive officers (the "named executive officers"), for the three fiscal years ended December 31, 1998.

                                                                                     Long-Term             All Other
                                                  Annual Compensation              Compensation      Compensation($)(a)
                                                  -------------------              ------------      ------------------
Name and Principal Position
---------------------------
                                                                                    Securities
                                                                                Underlying Options
                                            Year       Salary($)    Bonus($)    (number of shares)
                                            ----       ---------    --------    ------------------
Jean-Paul Valles                            1998        790,700      299,306                   0             44,373
Chairman and Chief Executive                1997        738,207      320,221                   0             39,002
Officer                                     1996        710,550      236,850             186,706             38,538

Paul R. Saueracker                          1998        241,146       91,282                   0             13,155
President, Specialty Minerals Inc.          1997        220,667       88,358                   0             11,659
                                            1996        212,400       70,800              41,809             11,580


Anton Dulski                                1998        233,352       89,841                   0             13,139
President, MINTEQ International             1997        204,960       95,970                   0             10,598
Inc.                                        1996        189,869       60,000              35,685              7,595

S. Garrett Gray                             1998        209,576       79,332                   0             11,795
Vice President, General Counsel             1997        197,445       85,676                   0             10,408
and Secretary                               1996        188,299       62,766              25,217             10,294

Howard Crabtree                             1998        204,347       77,352                   0             11,501
Vice President--Organization and            1997        192,533       83,538                   0             10,149
Human Resources                             1996        183,600       61,200              24,199             10,010

---------------
(a) All amounts shown in this column as part of 1998 compensation represent Minerals Technologies' contributions to the Minerals Technologies Inc. Savings and Investment Plan and the Minerals Technologies Inc. Non-Funded Deferred Compensation and Supplemental Savings Plan on behalf of the named executive officer.

Option Grants in Last Fiscal Year

         No options were granted to any of the named executive officers during 1998.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

         This table shows the value realized by the named executive officers upon exercise of options during 1998, measured using the price of our common stock on the date of exercise, and the value of the options held by each named executive officer at year-end, measured using the closing price ($40.9375) of our common stock on December 31, 1998.

                        Shares Acquired                                                     Value of Unexercised
                          on Exercise        Value         Number of Unexercised            In-the-Money options
                          (number of       Realized     Options at Fiscal Year-end          at Fiscal Year-end
                            shares)          ($)            (number of shares)                      ($)

                                                       Exercisable     Unexercisable    Exercisable     Unexercisable
                                                       -----------     -------------    -----------     -------------
J.-P. Valles                13,257           393,567       364,633            62,236      5,681,582           641,809
P. R. Saueracker             1,680            36,293        66,122            13,937        914,446           143,725
A. Dulski                     --               --           34,419            11,896        439,986           122,677
S. G. Gray                    --               --           47,651             8,406        738,121            86,687
H. Crabtree                    600            12,713        46,372             8,067        720,131            83,191

                                       10

               REPORT OF THE COMPENSATION AND NOMINATING COMMITTEE
                            ON EXECUTIVE COMPENSATION

         The following report of the Compensation and Nominating Committee of the Board sets forth the Committee's policies applicable to the executive officers of Minerals Technologies.

         This report is provided by the Compensation and Nominating Committee of the Board of Directors. The members of the Compensation and Nominating
         Committee, whose names follow this report, are independent outside directors who are not employees of Minerals Technologies, and none serves as a member of the compensation committee of any company that has an executive officer who also serves as a director of Minerals
         Technologies.

         In 1998, the Compensation and Nominating Committee adhered to its policy that compensation programs should reward the achievement of the short-term and long-term goals and objectives of Minerals Technologies, and that compensation should be related to the value created for its stockholders. The Committee sets high performance targets and rewards their achievement with compensation that is above the average, but within the range of, compensation of similarly placed executives in manufacturing firms of comparable size. Consistent with this policy, each elected corporate officer's annual compensation is determined by applying to the previous year's compensation an annual increase, and an incentive payment, determined as stated below in this report.

         Base Pay

                  Each employee of Minerals Technologies receives an annual performance rating, which may range from "consistently below expectations" to "consistently exceeds expectations," with several possible intermediate ratings. The performance rating of the Chairman and Chief Executive Officer is assigned by the Compensation and Nominating Committee and approved by the Board. The performance ratings of the other elected corporate officers, including those named in the Summary Compensation Table appearing in this proxy statement (the
         "principal executives"), are assigned by the Chairman and Chief
         Executive Officer and reviewed by the Compensation and Nominating
         Committee.

                  Based on Minerals Technologies' performance, general business outlook and industry compensation trends, management each year sets a guideline corporate-wide average percentage compensation increase for all employees for the coming year. The percentage increase received by a particular employee is determined on the basis of the employee's performance rating and current compensation level within the range established for the employee's position and may range from no increase, if the performance rating is "consistently below expectations," to up to twice the corporate-wide average increase referred to above, if the performance rating is "consistently exceeds expectations." This procedure was followed to determine the annual increase for 1998 received by all employees, including Dr. J.-P. Valles, the Chairman and Chief Executive Officer, and each of the other principal executives.
         Dr. Valles received a base pay increase of 8.75 percent, reflecting the Committee's and the Board's belief that his performance during 1998 consistently exceeded expectations.

                                       11

         Incentive Payment

                  Subsequent to the above adjustment, 25% of each principal executive's salary for the coming year is withheld as part of Minerals
         Technologies' incentive payment program. Depending upon the extent to which the company's performance during the year meets targets established by the Board of Directors, as little as 40% of the amount withheld from his salary or as much as 200% will be returned to each principal executive. These payments, which are made in the first quarter of the following year, are shown as the Bonus for the year to which they are attributable in the Summary Compensation Table included in this proxy statement.

                  This incentive program is intended to more closely link the principal executives' pay to the growth of the company and the value created for stockholders in the preceding year, as measured by four factors: sales growth as compared to target; net income growth as compared to target; return on equity as compared to target; and percentage growth in Minerals Technologies common stock value as compared to percentage growth in the S & P Chemicals Composite Index
         (beginning in 1999, the S&P Midcap Basic Materials Index). At the beginning of each year, the Board of Directors will establish a target for each of these factors and set up a scoring system to measure at year-end the extent to which each target is met. At year-end, a formula is applied to the weighted average of the scores achieved and each principal executive's performance rating to determine the level of the incentive payment to be received by the principal executive. The
         Compensation and Nominating Committee will then consider whether there are other factors that should also be taken into consideration in establishing the overall level of compensation of each principal executive.

                  During 1998, Minerals Technologies did not meet sales growth or stock value targets, but comfortably exceeded net income and return on equity targets. This resulted in modest positive adjustments to the incentive payments. The formula produced a payment of $299,306 for Dr.
         Valles, and the Compensation and Nominating Committee agreed that he should receive that amount as his 1998 incentive payment, to be paid in 1999.

         Stock Options

                  The Compensation and Nominating Committee intends to grant an option to purchase Minerals Technologies common stock to the principal executives on a regular basis. In addition, special grants may be made to reflect special achievements or in connection with important promotions. Grants were made to the principal executives in January
         1999, three years following the last such grant in 1996.

                  The Committee has engaged the services of an independent consultant in the field of executive compensation to assist it in reviewing practices for the granting of stock options to key employees in industry generally, and establishing guidelines for future grants based on those practices. Under these guidelines, each of the principal executives will be granted an option to purchase a number of shares which when multiplied by the option price equals a given multiple of the executive's total compensation. The guidelines establish multiples which are intended to ensure that the total compensation package offered, including both short- and long-term incentive payments, is competitive with the firms with which Minerals Technologies competes for executive employees.

                  In addition to making grants to key executives, Minerals
         Technologies believes that, where practical and economical, all employees should have the opportunity to participate in the future growth of the firm through equity participation and, therefore, it has established a practice of making grants to all U. S.-based employees, also on a regular basis.

                                       12

         Discretionary Authority of the Committee

                  The Compensation and Nominating Committee believes that the application of the procedures described above will generally result in fair and adequate compensation to each principal executive. However, the Compensation and Nominating Committee also believes that no arbitrary formula is an adequate substitute for individual judgments in all cases, particularly in determining the value of a principal executive's contribution to the success of the company. Therefore, the Compensation and Nominating Committee may from time to time use its discretion in deviating from the above procedures (including, possibly, modifying the factors discussed above or varying their weighting) to set compensation levels for the principal executives and others that best serve the interests of the company and its stockholders.

         Internal Revenue Code Section 162(m)

                  Internal Revenue Code Section 162(m) and regulations thereunder, which limit the deductibility of certain executive compensation in excess of $1,000,000, did not result in any disallowance of a deduction for compensation payments made by Minerals
         Technologies for the 1998 fiscal year. However, the Compensation and Nominating Committee has determined that, in order to retain the discretion referred to in the previous paragraph, it reserves the right to make compensation payments that in part may not qualify for a tax deduction because of the limitations of Internal Revenue Code Section
         162(m).

                                                 John B. Curcio, Chair
                                                 William L. Lurie
                                                 Paul M. Meister

Compensation Committee Interlocks and Insider Participation

         Throughout 1998 the Compensation and Nominating Committee was composed of Mr. Curcio (Chair), Mr. Lurie and Mr. Meister. None of the members of the
Committee is or has ever been an officer or employee of Minerals Technologies or any of its subsidiaries. During 1998 no executive officer of Minerals
Technologies served as a director or a member of the compensation committee of another entity, any of whose executive officers served as a member of the Compensation and Nominating Committee. In addition, no executive officer of Minerals Technologies served as a member of the compensation committee of another entity, any of whose executive officers served as a director of Minerals
Technologies.

                                       13

Performance Graph

         This line graph compares Minerals Technologies' cumulative total stockholder return with the S&P 500, as a performance indicator for the overall stock market, and with the S&P Chemicals Composite Index and the S&P Midcap
Basic Materials Index, which are published industry indexes.

         We have decided to substitute the S&P Midcap Basic Materials Index for the S&P Chemicals Composite Index because we believe that the companies included in the former are closer to Minerals Technologies in terms of both their size and their lines of business. This index includes 41 mid-cap companies operating in the industries in which we compete or in industries related to them. As the graph indicates, in recent years the S&P Midcap Basic Materials Index has been much more closely correlated than has the S&P Chemicals Composite Index with the performance of our common stock. Minerals Technologies is included in the S&P
Midcap Basic Materials Index, but not in the S&P Chemicals Composite Index.

         In accordance with the rules of the Securities and Exchange Commission, this year both the indexes we have used in previous years and the indexes we plan to use going forward are shown on the same graph for purposes of comparison.

         The starting point for the comparison is a hypothetical investment of $100 in our common stock and in each of the indexes at the close of the last trading day of 1993. The ending point is the close of the last trading day of 1998, at which time the price of our common stock was $40.9375.

                     CUMULATIVE TOTAL SHAREHOLDER RETURN
 Minerals Technologies Inc., S&P 500 Index, S&P Chemicals Composite Index and
                        the S&P Midcap Basic Materials

                                   [GRAPH]

                                      14


                            December         December         December        December         December        December
                              1993             1994             1995            1996             1997            1998
----------------------------------------------------------------------------------------------------------------------------

MTI                           100.0            101.2           126.7            142.7           158.5            143.1
----------------------------------------------------------------------------------------------------------------------------

S&P 500                       100.0            101.3           139.4            171.5           228.7            294.0
----------------------------------------------------------------------------------------------------------------------------

S&P 500 Chemicals             100.0            110.5           144.6            180.2           217.8            204.2
Composite
----------------------------------------------------------------------------------------------------------------------------

S&P Midcap Basic              100.0            103.6           124.0            134.8           158.8            142.8
Materials
----------------------------------------------------------------------------------------------------------------------------

           EMPLOYMENT, TERMINATION AND CHANGE-IN-CONTROL ARRANGEMENTS

Employment Agreements

         In October 1997, Minerals Technologies entered into an employment agreement with Dr. Valles for a term expiring October 17, 2001, and for an annual base salary of not less than $738,972. In October 1998, Minerals Technologies entered into employment agreements with the following individuals for terms of three years and for not less than the annual base salaries indicated: Mr. Saueracker, $241,146; Mr. Dulski, $233,352; Mr. Gray, $209,576; and Mr. Crabtree, $207,347. Each of the named executive officers may also receive salary increases and annual bonuses in amounts to be determined by the Board or the Compensation and Nominating Committee. The agreements also entitle the named executive officers to participate in employee benefit plans and other fringe benefits that are generally available to our executive employees.

         Under the agreements, each named executive officer has agreed to comply with certain customary provisions, including covenants not to disclose our confidential information at any time and not to compete with our business during the term of the agreement and, subject to our continued payment of amounts under the agreement, for two years thereafter. We may terminate the employment agreements prior to the specified term of employment for "cause" as defined in the agreements.

Severance Agreements

         Minerals Technologies has entered into severance agreements with certain of its executive officers, including each of the named executive officers. The agreements continue through December 31 of each year, and are automatically extended in one-year increments unless Minerals Technologies gives prior notice of termination. If a change in control occurs, the severance agreements are effective for a period of four years from the end of the then existing term. These agreements are intended to provide for continuity of management in the event of a change in control of Minerals Technologies.

         If, following a change in control, the executive is terminated by Minerals Technologies for any reason, other than for disability, death, retirement or for cause (as defined in the agreements), or if the executive terminates his or her employment for good reason (as defined in the agreements), then the executive is entitled to a severance payment of 2.99 times the executive's base amount (as defined in the agreements). The severance payment generally will be made in a lump sum. For a period of up to two years following a termination that entitles an executive to severance payments, Minerals Technologies will provide life, disability, accident and health insurance coverage substantially similar to the benefits provided before termination, except to the extent such coverages would result in an excise tax being imposed under Section 4999 of the Internal Revenue Code.

         The agreements also provide that upon the occurrence of certain stated events that constitute a "potential change in control" of Minerals Technologies, the executive agrees not to voluntarily terminate his employment with Minerals Technologies for a six-month period.

         Under the severance agreements, a change in control includes any of the following events unless approved by the Board: (i) Minerals Technologies is required to report a "change in control" in accordance with the Securities Exchange Act of 1934; (ii) any person acquires 15% of the voting securities of Minerals Technologies; (iii) a majority of Minerals Technologies directors are replaced during a two-year period; or (iv) the stockholders of Minerals Technologies approve a merger, liquidation or sale of assets.

Stock Option Plan

         The Stock and Incentive Plan provides that all non-vested stock options granted under the plan may, at the discretion of the Compensation and Nominating Committee, be made immediately exercisable upon the employee's retirement or upon a change in control of Minerals Technologies (as defined in the plan).

Retirement Plans

         Each of the named executive officers is entitled to benefits under the defined benefit pension plans which we maintain. The Retirement Annuity Plan is a tax qualified pension plan which pays retirement benefits within the limits prescribed by the Internal Revenue Code. The Nonfunded Supplemental Retirement Plan is an unfunded, non-tax qualified pension plan which pays retirement benefits in excess of such tax limits. Benefits under the Retirement Annuity Plan and the Nonfunded Supplemental Retirement Plan are based upon an annuity equal to the greater of (i) 1.4% of a participant's career earnings or (ii) 1.75% of a participant's career earnings less 1.5% of primary Social Security benefits, multiplied by years of service up to 35 years. For purposes of this formula, a participant's "career earnings" are based on the average earnings for the five highest consecutive calendar years prior to January 1, 1998, and on actual earnings for periods after December 31, 1997.

         Estimated aggregate annual benefits upon retirement under the Retirement Annuity Plan and the Nonfunded Supplemental Retirement Plan for the named executive officers are as follows: Dr. Valles, $486,095; Mr. Saueracker, $138,389; Mr. Dulski, $113,002; Mr. Gray, $93,195; and Mr. Crabtree, $130,311.
The estimated retirement benefits have been computed on the assumption that (i) payments will be made in the form of a 50% joint and survivor annuity; (ii) employment will be continued until normal retirement at age 65; and (iii) creditable compensation will continue at 1998 levels throughout the remainder of the computation period.

Grantor Trust

         In order to secure the benefits accrued under the Nonfunded Supplemental Retirement Plan and the Nonfunded Deferred Compensation and Supplemental Savings Plan, Minerals Technologies has entered into a Grantor Trust Agreement establishing a grantor trust within the meaning of the Internal Revenue Code. Under the Grantor Trust Agreement, we are required to make certain contributions of cash or other property to the trust upon the retirement of individuals who are beneficiaries of those plans; upon the occurrence of certain events defined as constituting a "Change of Control"; and in certain other circumstances.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based solely on a review of our records and of copies furnished to us of reports under Section 16(a) of the Securities Exchange Act of 1934, or written representations that no such reports were required, we believe that, during the 1998 fiscal year, all filing requirements applicable to our officers, directors and greater than 10% shareholders were complied with, except that one such report involving one transaction in 1997 was filed belatedly on behalf of Paul R. Saueracker.

                          ITEM 2--APPROVAL OF AUDITORS

         The Board of Directors has appointed KPMG LLP to serve as our independent auditors for the current fiscal year, subject to the approval of the stockholders. The firm and its predecessors have audited the financial records of the businesses that compose Minerals Technologies for many years. The firm is considered well qualified.

         We expect that representatives of KPMG LLP will be present at the Annual Meeting of Stockholders. These representatives will have the opportunity to make a statement if they wish to do so, and will be available to respond to appropriate questions.

         The Board of Directors unanimously recommends a vote FOR approval of the appointment of KPMG LLP as our independent auditors for the 1999 fiscal year.

                               PROCEDURAL MATTERS

Casting and Tabulation of Votes

         Votes cast at the Annual Meeting (whether by proxy or in person) will be tabulated by independent inspectors of election appointed by Minerals Technologies. If a proxy form is returned properly signed but not marked, it will be voted in accordance with management's recommendations on all proposals.

         The Board knows of no other business that will be presented at the Annual Meeting. The proxy confers discretionary authority with respect to any other matters which come properly before the Annual Meeting, and the individuals named in the proxy intend to vote in accordance with their judgment on such matters if they arise.

Quorum

         The by-laws of Minerals Technologies provide that the holders of a majority of the shares of common stock issued and outstanding and entitled to vote, present in person or by proxy, are required for and constitute a quorum of all meetings of stockholders. The inspectors of election will treat shares of common stock represented by a properly signed and returned proxy as present at the Annual Meeting for purposes of determining a quorum, whether the proxy is marked as casting a vote or abstaining. On the Record Date there were 21,557,841 shares of common stock issued and outstanding.

         The inspectors of election will also treat shares represented by "broker non-votes" as present for purposes of determining a quorum. Broker non-votes are shares held in record name by brokers or nominees, as to which the broker or nominee (i) has not received instructions from the beneficial owner or person entitled to vote, (ii) does not have discretionary voting power under applicable New York Stock Exchange rules or the instrument under which it serves as broker or nominee, and (iii) has indicated on the proxy card, or otherwise notified us, that it does not have authority to vote the shares on the matter.

Vote Required for Approval: Election of Directors

         The by-laws provide that directors are to be elected by a plurality vote of the shares of stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Abstentions and broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of votes.

Vote Required for Approval: Other Questions

         The by-laws provide that except as otherwise provided by law or in the Certificate of Incorporation or the by-laws, all questions other than the election of directors are to be determined by a majority of the votes cast on the question. All votes cast in favor of a given proposal, and all votes cast against it, are added together for a total sum of votes on that proposal. Abstentions and broker non-votes as to the proposal will not affect the outcome, as they will not be included in calculating the number of votes necessary for approval and will not count as votes cast for or against the question.

Cost of Soliciting Proxies

         The cost of this solicitation is being borne by Minerals Technologies. In addition to soliciting proxies through the mail using this Proxy Statement, we may solicit proxies by telephone, facsimile, electronic mail and personal contact. Such solicitation will be made by our regular employees without additional compensation. We have also engaged Morrow & Co., Inc. to assist in the solicitation of proxies, and we have agreed to pay that firm $4,000 for its assistance, plus expenses.

Stockholder Proposals

         The Compensation and Nominating Committee will consider nominations of candidates for director, and the Board of Directors will consider other items of business, which are proposed by stockholders. The by-laws provide certain procedures which a stockholder must follow to nominate persons for election as directors or to introduce an item of business at a meeting of stockholders. These procedures provide that nominations for director and items of business to be introduced at an annual meeting of stockholders must be submitted in writing to the Secretary of Minerals Technologies at The Chrysler Building, 405 Lexington Avenue, New York, NY 10174-1901. The nomination or proposed item of business must be received not less than 70 days nor more than 90 days in advance of the first anniversary of the previous year's annual meeting. With respect to any other meeting of stockholders, the nomination or item of business must be received not later than the close of business on the tenth day following the date of our public announcement of the date of the meeting.

         Any nomination must contain a signed consent of the nominee to serve as a director, if elected, and the following information about the nominee: name; age; business and residence addresses; principal occupation or employment; the number of shares of our common stock beneficially owned by the nominee; and the information that would be required under the rules of the Securities and Exchange Commission in a proxy statement soliciting proxies for the election of the nominee as a director. The notice must also contain (i) the name and address of the stockholder giving notice, as they appear in our books (and of the beneficial owner, if other than the stockholder, on whose behalf the proposal is made); (ii) the class and number of shares of stock owned of record or beneficially by the stockholder giving notice (and by the beneficial owner, if other than the stockholder, on whose behalf the proposal is made); (iii) a representation that the stockholder is a holder of record of stock entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose the nomination; and (iv) a representation whether the stockholder (or the beneficial owner, if any) intends or is part of a group which intends to (a) deliver a proxy statement and form of proxy to holders of at least the percentage of our outstanding stock required to elect the nominee and/or (b) otherwise solicit proxies from stockholders in support of the nomination.

         Any notice regarding the introduction of an item of business to a meeting of stockholders must set forth (i) a brief description of the business desired to be brought before the meeting; (ii) the reason for conducting such business at the meeting; (iii) any material interest in such business of the stockholder giving notice (and of the beneficial owner, if not the stockholder giving notice, on whose behalf the proposal is made); (iv) in the event that such business includes a proposal to amend the by-laws, the language of the proposed amendment; (v) the name and address of the stockholder giving notice (and of any such beneficial owner); (vi) the class and number of shares owned of record or beneficially by such stockholder giving notice (and by any such beneficial owner); (vii) a representation that the stockholder is a holder of record of stock entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose the item of business; and (viii) a representation whether the stockholder (or the beneficial owner, if any) intends or is part of a group which intends to (a) deliver a proxy statement and form of proxy to holders of at least the percentage of the outstanding stock required to approve or adopt the proposal and/or (b) otherwise solicit proxies from stockholders in support of the proposal.

         Under the rules of the Securities and Exchange Commission and the by-laws, if a stockholder proposal intended to be presented at the 2000 Annual Meeting is to be included in the proxy statement and form of proxy relating to that meeting, we must receive the proposal at our principal executive office no later than March 18, 2000, and no earlier than February 27, 2000.

                                            By order of the Board of Directors,

                                            /s/ S. Garrett Gray
                                            ----------------------
                                            S. Garrett Gray
                                            Secretary

COMMON STOCK               MINERALS TECHNOLOGIES INC.               COMMON STOCK


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints C. Dee, S.G. Gray and N.M. Bardach, or any of them, as Proxies to vote at the Annual Meeting of Stockholders of Minerals Technologies Inc. on May 27, 1999 and any adjournments or postponements thereof, on matters which may properly come before the Annual Meeting, in accordance with and as more fully described in the Notice of Meeting and Proxy Statement, receipt of which is acknowledged.

The Proxies will vote your shares in accordance with your directions on this card. If you do not indicate your choices on this card, the Proxies will vote your shares FOR all proposals.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Company.
Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer, who should state his or her title.

--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

------------------------------------    ---------------------------------------
------------------------------------    ---------------------------------------
------------------------------------    ---------------------------------------


DETACH CARD                                                          DETACH CARD


                           MINERAL TECHNOLOGIES INC.

Dear Stockholder:

Please take note of the important information enclosed with this Proxy Ballot.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares should be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope. You may also vote your shares by telephone or via the Internet.

Your vote must be received prior to the Annual Meeting of Stockholders, May 27, 1999.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Minerals Technologies Inc.

[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                           MINERALS TECHNOLOGIES INC.
--------------------------------------------------------------------------------
                                  COMMON STOCK


CONTROL NUMBER:
RECORD DATE SHARES:




                                                 -------------------------------
Please be sure to sign and date this Proxy.       Date
--------------------------------------------------------------------------------



     Stockholder sign here                     Co-owner sign here
--------------------------------------------------------------------------------
1.   Election of Directors. Nominees:

                                       For All       With-     For All
                                      Nominees       hold       Except
     (01) Steven J. Golub
     (02) William L. Lurie              [  ]         [  ]        [  ]
     (03) Jean-Paul Valles

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

                                                 For       Against    Abstain

2.   Ratification of appointment of auditors.    [  ]        [  ]       [  ]


     Mark box at right if an address change or comment has
     been noted on the reverse side of this card.                       [  ]

---------------------
Vote by Telephone
---------------------
It's fast, convenient and immediate!
Call Toll-Free on a Touch-Tone Phone

Follow these four easy steps:

1.   Read the accompanying Proxy Statement and Proxy Card.

2. Call the toll-free number 1-877-PRX-VOTE (1-877-779-8683). For shareholders residing outside the United States call collect on a touch-tone phone 1-201-536-8073. There is NO CHARGE for this call.

3.   Enter your Control Number located on your Proxy Card.

4.   Follow the recorded instructions.

Your vote is important!
Call 1-877-PRX-VOTE anytime!

---------------------
Vote by Internet
---------------------
It's fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:

1.   Read the accompanying Proxy Statement and Proxy Card.

2.   Go to the Website
     http://www.eproxyvote.com/mtx.

3.   Enter your Control Number located on your Proxy Card.

4.   Follow the instructions provided.

Your vote is important!
Go to http://www.eproxyvote.com/mtx anytime!

   Do not return your Proxy Card if you are voting by Telephone or Internet

401K                         MINERALS TECHNOLOGIES INC.                    401K

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints C. Dee, S.G. Gray and N.M. Bardach, or any of them, as Proxies to vote at the Annual Meeting of Stockholders of Minerals Technologies Inc. on May 27, 1999 and any adjournments or postponements thereof, on matters which may properly come before the Annual Meeting, in accordance with and as more fully described in the Notice of Meeting and Proxy Statement, receipt of which is acknowledged.

The Proxies will vote your shares in accordance with your directions on this card. If you do not indicate your choices on this card, the Proxies will vote your shares FOR all proposals.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Company.
Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer, who should state his or her title.

--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

------------------------------------    ---------------------------------------
------------------------------------    ---------------------------------------
------------------------------------    ---------------------------------------


DETACH CARD                                                          DETACH CARD


                          MINERALS TECHNOLOGIES INC.

Dear Participant,

Please take note of the important information enclosed with this Proxy Ballot.

Under the Minerals Technologies Inc. Savings and Investment Plan, a participant may instruct the Trustee to vote at the Minerals Technologies Inc. Annual Meeting of Stockholders the shares which are allocable to or owned by his or her account.

If you wish to instruct the Trustee how to vote such shares, please mark the boxes on the proxy card to indicate how your shares should be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope. You may also direct the Trustee to vote your shares by telephone or via the Internet. The Trustee will vote any undirected shares of the Company's stock held by it in direct proportion to the voting of shares for which instructions have been received. The Trustee will ensure that your vote remains confidential.

Your vote must be received prior to the Annual Meeting of Stockholders, May 27, 1999.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Minerals Technologies Inc.

[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                           MINERALS TECHNOLOGIES INC.
--------------------------------------------------------------------------------
                                      401K


CONTROL NUMBER:
RECORD DATE SHARES:




                                                 -------------------------------
Please be sure to sign and date this Proxy.       Date
--------------------------------------------------------------------------------



     Participant sign here
--------------------------------------------------------------------------------
1.   Election of Directors. Nominees:

                                       For All       With-     For All
                                      Nominees       hold       Except
     (01) Steven J. Golub
     (02) William L. Lurie              [  ]         [  ]        [  ]
     (03) Jean-Paul Valles

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

                                                 For       Against    Abstain

2.   Ratification of appointment of auditors.    [  ]        [  ]       [  ]


     Mark box at right if an address change or comment has
     been noted on the reverse side of this card.                       [  ]

---------------------
Vote by Telephone
---------------------
It's fast, convenient and immediate!
Call Toll-Free on a Touch-Tone Phone

Follow these four easy steps:

1.   Read the accompanying Proxy Statement and Proxy Card.

2. Call the toll-free number 1-877-PRX-VOTE (1-877-779-8683). For shareholders residing outside the United States call collect on a touch-tone phone 1-201-536-8073. There is NO CHARGE for this call.

3.   Enter your Control Number located on your Proxy Card.

4.   Follow the recorded instructions.

Your vote is important!
Call 1-877-PRX-VOTE anytime!

---------------------
Vote by Internet
---------------------
It's fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:

1.   Read the accompanying Proxy Statement and Proxy Card.

2.   Go to the Website
     http://www.eproxyvote.com/mtx.

3.   Enter your Control Number located on your Proxy Card.

4.   Follow the instructions provided.

Your vote is important!
Go to http://www.eproxyvote.com/mtx anytime!

   Do not return your Proxy Card if you are voting by Telephone or Internet